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                                                                Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY


                                 FOR TENDER OF


                     11 3/4% SENIOR SECURED NOTES DUE 2005


                                      OF


                      JONES INTERNATIONAL NETWORKS, LTD.


                          PURSUANT TO THE PROSPECTUS
                           DATED OCTOBER _____, 1998



                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                    UNITED STATES TRUST COMPANY OF NEW YORK

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By Mail via the enclosed envelope:             By Overnight Courier or Express Mail:                        By Hand:

   United States Trust Company                         United States Trust Company                 United States Trust Company
          of New York                                        of New York                                 of New York
P.O. Box 841, Peter Cooper Station                    770 Broadway, 13th Floor                      111 Broadway, Lower Level
   New York, NY 10276-0841                              New York, NY 10003                             New York, NY 10006
Attention: Corporate Trust and Agency          Attention: Corporate Trust and Agency           Attention: Corporate Trust and Agency
          Services                                          Services                                        Services

                                               By Facsimile:          Phone Number:
                                               (212)420-6155          (800) 225-2398
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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION
VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     As set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus dated October _____, 1998 (the "Prospectus") of Jones International Networks, Ltd. (the "Company") and in Instruction 2 of the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer"), this form must be used to accept the Company's offer to exchange its 11 3/4% Senior Secured Notes due 2005 for its 11 3/4% Senior Secured Notes due 2005 (the "Old Notes") if time will not permit the Letter of Transmittal, certificates representing such Old Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date. This form must be delivered by an Eligible Institution (as defined in the Prospectus) by mail or hand delivery, or transmitted, via facsimile, to the Exchange Agent as set forth above. All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Prospectus.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.
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Ladies and Gentlemen:



     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (receipt of which are hereby acknowledged), the principal amount of the Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" of the Prospectus.

     The undersigned understands that no withdrawal of a tender of Old Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at its address specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

     The undersigned understands that delivery of Exchange Notes by the Exchange Agent in exchange for Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Old Notes (or book-entry confirmation of the transfer of such Old Notes into the Exchange Agent's account at DTC) and a Letter of Transmittal (or facsimile thereof) with respect to such Old Notes properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.

     All authority conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
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Signature(s) of Registered Holder(s) or                  Date:___________________________________________________
Authorized
Signatory:____________________________________________   Address:________________________________________________

------------------------------------------------------   ---------------------------------------------------------------------------

Name(s) of Registered Holder(s):______________________   Area Code and Telephone No._____________________________
______________________________________________________
------------------------------------------------------   If Old Notes will be delivered by book-entry
                                                         transfer to DTC, check the box below:
------------------------------------------------------                                         [ ]

Principal Amount of Old Notes Tendered:_______________
                                                         DTC Account No.:________________________________________
------------------------------------------------------

Certificate No.(s) of Old Notes
(if available)________________________________________
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        This Notice of Guaranteed Delivery must be signed by the Holder(s)
exactly as its/their name(s) appear on certificate(s) for Old Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):________________________________________________________________________

________________________________________________________________________________


Capacity:_______________________________________________________________________

________________________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


DO NOT SEND OLD NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)



        The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4, and (iii) guarantees that the Old Notes tendered hereby in proper form for transfer (pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures"), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, will be received by the Exchange Agent at its address set forth above within two business days after the date of execution hereof.

        The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal, or Agent's Message, and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

                                     (Zip Code)

Area Code and Telephone Number:_________________________________________________


Dated:      , 1998

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